EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of DRAVCO MINING INC. (the Company) on Form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date here of (the Report), I, Rodney Lozinski, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                        /s/Rodney Lozinski
                                        ------------------
                                        Rodney Lozinski
                                        Chief Executive Officer
                                        Chief Financial Officer
                                        August 5th, 2003


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